Exhibit 99.1

IMMEDIATE

Dana Incorporated Reports 2024 Third-Quarter Financial Results,

Reports Strong Third-Quarter Profit Margin

Maintains Full-Year Free Cash Flow Guidance

•	Sales of $2.48 billion

•	Net income of $4 million

•	Adjusted EBITDA of $232 million

•	Adjusted EBITDA margin of 9.4 percent, a 30-basis-point improvement compared with 2023

•	Full-year free cash flow guidance maintained at $100 million

MAUMEE, Ohio, Oct. 30, 2024 – Dana Incorporated (NYSE: DAN) today announced financial results for the third quarter of 2024.

“Dana achieved 30 basis points of profit-margin improvement in the third quarter despite lower sales as a result of softening demand for both EV and traditional programs across our end markets,” said Chairman and CEO Jim Kamsickas.

“Dana’s ability to flex our cost structure and generate efficiencies from our global business and operating systems through the current adverse market conditions is allowing us to continue driving toward our profitability goals. Despite market cyclicality, we remain focused on the technology innovations required to meet the needs of our customers and secure long-term, profitable growth.”

Sales for the third quarter of 2024 totaled $2.48 billion, compared with $2.67 billion in the same period of 2023. Weakening market demand for electric vehicles, commercial trucks, off-highway equipment, and certain light-truck programs drove lower sales.

Adjusted EBITDA for the third quarter of 2024 was $232 million or 9.4 percent of sales, compared with $242 million or 9.1 percent of sales for the same period in 2023. Company-wide efficiency improvements and cost-savings actions offset the margin impact of lower sales, inflation, and spending on development for electric-vehicle products.

Net income attributable to Dana was $4 million, or $0.03 per share, compared with $19 million, or $0.13 per share, in the third quarter of 2023.

Adjusted net income attributable to Dana was $18 million, and diluted adjusted earnings per share were $0.12 for the third quarter of 2024, compared with adjusted net income of $43 million and $0.30 per share in 2023.

Operating cash flow in the third quarter of 2024 was $35 million, compared with $112 million in the same period of 2023. Free cash flow was a use of $11 million, compared with a use of $5 million for the third quarter of 2023.

“Lower end-market demand is driving our reduced sales and profit expectations for the remainder of the year,” said Timothy Kraus, Senior Vice President and Chief Financial Officer. “Targeted cost-savings actions and reduced capital expenditures will position us well for continued profit and cashflow improvements into next year.”

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Revised 2024 Financial Targets

•	Sales of $10.2 to $10.4 billion;

•	Adjusted EBITDA of $855 to $895 million, an implied adjusted EBITDA margin of approximately 8.5 percent at the midpoint of the range;

•	Operating cash flow of approximately $465 to $485 million; and

•	Free cash flow of $90 to $110 million;

•	Diluted EPS of $0.05 to $0.25;

•	Diluted Adjusted EPS of $0.75 to $0.95.

Dana to Host Conference Call at 9 a.m., Wednesday, Oct. 30

Dana will discuss its third-quarter results in a conference call at 9 a.m. EDT on Wednesday, Oct. 30. The conference call can be accessed by telephone from both domestic and international locations using the information provided below:

Conference ID: 9943139

Participant Toll-Free Dial-In Number: 1 (888) 440-5873

Participant Toll Dial-In Number: 1 (646) 960-0319

Audio streaming and slides will be available online via a link provided on the Dana investor website: www.dana.com/investors. Phone registration will be available beginning at 8:30 a.m. EDT.

A webcast replay can be accessed via Dana’s investor website following the call.

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income (loss) before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings (loss) before income taxes, net income (loss) or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Adjusted net income (loss) attributable to the parent company is a non-GAAP financial measure which we have defined as net income (loss) attributable to the parent company, excluding any discrete income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to net income (loss) attributable to the parent company reported by other companies. Adjusted net income (loss) attributable to the parent company is neither intended to represent nor be an alternative measure to net income (loss) attributable to the parent company reported in accordance with GAAP.

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Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income (loss) attributable to the parent company divided by adjusted diluted shares. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income (loss) attributable to the parent company. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported in accordance with GAAP.

Free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment. We believe free cash flow is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow is not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported in accordance with GAAP. Free cash flow may not be comparable to similarly titled measures reported by other companies.

The accompanying financial information provides reconciliations of adjusted EBITDA, diluted adjusted EPS and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income (loss) and diluted EPS. Providing net income (loss) and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income (loss) and diluted EPS, including restructuring actions, asset impairments and certain income tax adjustments. The accompanying reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance.

Forward-Looking Statements

Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates, and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” and similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

About Dana Incorporated

Dana is a leader in the design and manufacture of highly efficient propulsion and energy-management solutions that power vehicles and machines in all mobility markets across the globe. The company is shaping sustainable progress through its conventional and clean-energy solutions that support nearly every vehicle manufacturer with drive and motion systems; electrodynamic technologies, including software and controls; and thermal, sealing, and digital solutions.

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Based in Maumee, Ohio, USA, the company reported sales of $10.6 billion in 2023 with 42,000 people in 31 countries across six continents. With a history dating to 1904, Dana was named among the “World’s Most Ethical Companies” for 2023 and 2024 by Ethisphere and as one of “America’s Most Responsible Companies 2023” by Newsweek. The company is driven by a high-performance culture that focuses on valuing others, inspiring innovation, growing responsibly, and winning together, earning it global recognition as a top employer. Learn more at dana.com.

###

Contact:	Craig Barber
+1-419-887-5166
craig.barber@dana.com

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DANA INCORPORATED

Consolidated Statement of Operations (Unaudited)

For the Three Months Ended September 30, 2024 and 2023

	Three Months Ended
	September 30,
(In millions, except per share amounts)	2024	2023
Net sales	$2,476	$2,669
Costs and expenses
Cost of sales	2,231	2,433
Selling, general and administrative expenses	130	126
Amortization of intangibles	3	3
Restructuring charges, net	24	17
Adjustment of loss on disposal group previously held for sale	4
Other income (expense), net	(4)	1

Earnings before interest and income taxes	88	91
Interest income	4	5
Interest expense	40	41

Earnings before income taxes	52	55
Income tax expense	43	33
Equity in earnings of affiliates	2	3

Net income	11	25
Less: Noncontrolling interests net income	7	8
Less: Redeemable noncontrolling interests net loss	—	(2)

Net income attributable to the parent company	$4	$19

Net income per share available to common stockholders
Basic	$0.03	$0.13
Diluted	$0.03	$0.13
Weighted-average shares outstanding - Basic	145.0	144.3
Weighted-average shares outstanding - Diluted	145.1	144.7

DANA INCORPORATED

Consolidated Statement of Operations (Unaudited)

For the Nine Months Ended September 30, 2024 and 2023

	Nine Months Ended
	September 30,
(In millions, except per share amounts)	2024	2023
Net sales	$7,949	$8,061
Costs and expenses
Cost of sales	7,205	7,325
Selling, general and administrative expenses	401	410
Amortization of intangibles	10	10
Restructuring charges, net	41	21
Loss on disposal group previously held for sale	(26)
Other income (expense), net	(4)	10

Earnings before interest and income taxes	262	305
Loss on extinguishment of debt		(1)
Interest income	10	14
Interest expense	118	114

Earnings before income taxes	154	204
Income tax expense	134	118
Equity in earnings of affiliates	7	6

Net income	27	92
Less: Noncontrolling interests net income	17	17
Less: Redeemable noncontrolling interests net loss	(13)	(2)

Net income attributable to the parent company	$23	$77

Net income per share available to common stockholders
Basic	$0.16	$0.53
Diluted	$0.16	$0.53
Weighted-average shares outstanding - Basic	144.9	144.2
Weighted-average shares outstanding - Diluted	145.0	144.5

DANA INCORPORATED

Consolidated Statement of Comprehensive Income (Unaudited)

For the Three Months Ended September 30, 2024 and 2023

	Three Months Ended
	September 30,
(In millions)	2024	2023
Net income	$11	$25
Other comprehensive income (loss), net of tax:
Currency translation adjustments	14	(24)
Hedging gains and losses	(7)	(21)
Defined benefit plans	1	(1)

Other comprehensive Income (loss)	8	(46)

Total comprehensive income (loss)	19	(21)
Less: Comprehensive income attributable to noncontrolling interests	(7)	(7)
Less: Comprehensive loss attributable to redeemable noncontrolling interests	—	4

Comprehensive income (loss) attributable to the parent company	$12	$(24)

DANA INCORPORATED

Consolidated Statement of Comprehensive Income (Unaudited)

For the Nine Months Ended September 30, 2024 and 2023

	Nine Months Ended
	September 30,
(In millions)	2024	2023
Net income	$27	$92
Other comprehensive income (loss), net of tax:
Currency translation adjustments	(52)	(6)
Hedging gains and losses	(35)	(3)
Defined benefit plans	6

Other comprehensive loss	(81)	(9)

Total comprehensive income (loss)	(54)	83
Less: Comprehensive income attributable to noncontrolling interests	(16)	(16)
Less: Comprehensive loss attributable to redeemable noncontrolling interests	17	4

Comprehensive income (loss) attributable to the parent company	$(53)	$71

DANA INCORPORATED

Consolidated Balance Sheet (Unaudited)

As of September 30, 2024 and December 31, 2023

	September 30,	December 31,
(In millions, except share and per share amounts)	2024	2023
Assets
Current assets
Cash and cash equivalents	$419	$529
Accounts receivable
Trade, less allowance for doubtful accounts of $11 in 2024 and $16 in 2023	1,463	1,371
Other	227	280
Inventories	1,714	1,676
Other current assets	231	247

Total current assets	4,054	4,103
Goodwill	263	263
Intangibles	160	182
Deferred tax assets	518	516
Other noncurrent assets	176	140
Investments in affiliates	126	123
Operating lease assets	304	327
Property, plant and equipment, net	2,258	2,311

Total assets	$7,859	$7,965

Liabilities, redeemable noncontrolling interests and equity
Current liabilities
Short-term debt	$23	$22
Current portion of long-term debt	212	35
Accounts payable	1,689	1,756
Accrued payroll and employee benefits	269	288
Taxes on income	62	86
Current portion of operating lease liabilities	44	42
Other accrued liabilities	417	373

Total current liabilities	2,716	2,602
Long-term debt, less debt issuance costs of $21 in 2024 and $24 in 2023	2,436	2,598
Noncurrent operating lease liabilities	270	284
Pension and postretirement obligations	323	334
Other noncurrent liabilities	366	319

Total liabilities	6,111	6,137

Commitments and contingencies
Redeemable noncontrolling interests	205	191
Parent company stockholders’ equity Preferred stock, 50,000,000 shares authorized, $0.01 par value, no shares outstanding	—	—
Common stock, 450,000,000 shares authorized, $0.01 par value, 144,978,881 and 144,386,484 shares outstanding	2	2
Additional paid-in capital	2,274	2,255
Retained earnings	283	317
Treasury stock, at cost (831,871 and 474,981 shares)	(13)	(9)
Accumulated other comprehensive loss	(1,066)	(990)

Total parent company stockholders’ equity	1,480	1,575
Noncontrolling interests	63	62

Total equity	1,543	1,637

Total liabilities, redeemable noncontrolling interests and equity	$7,859	$7,965

DANA INCORPORATED

Consolidated Statement of Cash Flows (Unaudited)

For the Three Months Ended September 30, 2024 and 2023

	Three Months Ended
	September 30,
(In millions)	2024	2023
Operating activities
Net income	$11	$25
Depreciation	97	101
Amortization	5	6
Amortization of deferred financing charges	1	1
Earnings of affiliates, net of dividends received	(1)	(1)
Stock compensation expense	7	5
Deferred income taxes	(11)	(16)
Pension expense, net	5	2
Change in working capital	(66)	3
Adjustment of loss on disposal group previously held for sale	(4)
Other, net	(9)	(14)

Net cash provided by operating activities	35	112

Investing activities
Purchases of property, plant and equipment	(46)	(117)
Proceeds from sale of property, plant and equipment	3	(2)
Settlements of undesignated derivatives	(1)	(6)
Other, net	16	(13)

Net cash used in investing activities	(28)	(138)

Financing activities
Net change in short-term debt	4	2
Proceeds from long-term debt	1
Repayment of long-term debt	(5)	(3)
Dividends paid to common stockholders	(14)	(14)
Distributions to noncontrolling interests	(12)	(7)
Contributions from redeemable noncontrolling interests		1
Other, net		1

Net cash used in financing activities	(26)	(20)

Net decrease in cash, cash equivalents and restricted cash	(19)	(46)
Cash, cash equivalents and restricted cash - beginning of period	440	503
Effect of exchange rate changes on cash balances	14	(17)

Cash, cash equivalents and restricted cash - end of period	$435	$440

DANA INCORPORATED

Consolidated Statement of Cash Flows (Unaudited)

For the Nine Months Ended September 30, 2024 and 2023

	Nine Months Ended
	September 30,
(In millions)	2024	2023
Operating activities
Net income	$27	$92
Depreciation	304	287
Amortization	16	17
Amortization of deferred financing charges	4	4
Write-off of deferred financing costs		1
Earnings of affiliates, net of dividends received	(4)	(4)
Stock compensation expense	21	19
Deferred income taxes	18	(46)
Pension expense, net	1	4
Change in working capital	(261)	(169)
Loss on disposal group previously held for sale	26
Other, net	(4)	(7)

Net cash provided by operating activities	148	198

Investing activities
Purchases of property, plant and equipment	(227)	(359)
Proceeds from sale of property, plant and equipment	7
Settlements of undesignated derivatives	(5)	(10)
Other, net	20	(14)

Net cash used in investing activities	(205)	(383)

Financing activities
Net change in short-term debt		(15)
Proceeds from long-term debt	1	458
Repayment of long-term debt	(35)	(207)
Deferred financing payments		(9)
Dividends paid to common stockholders	(43)	(43)
Distributions to noncontrolling interests	(17)	(10)
Collection of note receivable from redeemable noncontrolling interest	11
Contributions from redeemable noncontrolling interests	18	18
Other, net	9	(3)

Net cash provided by (used in) financing activities	(56)	189

Net increase (decrease) in cash, cash equivalents and restricted cash	(113)	4
Cash, cash equivalents and restricted cash - beginning of period	563	442
Effect of exchange rate changes on cash balances	(15)	(6)

Cash, cash equivalents and restricted cash - end of period	$435	$440

DANA INCORPORATED

Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow (Unaudited)

	Three Months Ended
	September 30,
(In millions)	2024	2023
Net cash provided by operating activities	$35	$112
Purchases of property, plant and equipment	(46)	(117)

Free cash flow	$(11)	$(5)

	Nine Months Ended
	September 30,
(In millions)	2024	2023
Net cash provided by operating activities	$148	$198
Purchases of property, plant and equipment	(227)	(359)

Free cash flow	$(79)	$(161)

DANA INCORPORATED

Segment Sales and Segment EBITDA (Unaudited)

For the Three Months Ended September 30, 2024 and 2023

	Three Months Ended
	September 30,
(In millions)	2024	2023
Sales
Light Vehicle	$1,033	$1,084
Commercial Vehicle	494	535
Off-Highway	627	739
Power Technologies	322	311

Total Sales	$2,476	$2,669

Segment EBITDA
Light Vehicle	$78	$75
Commercial Vehicle	26	29
Off-Highway	103	110
Power Technologies	26	28

Total Segment EBITDA	233	242
Corporate expense and other items, net	(1)

Adjusted EBITDA	$232	$242

DANA INCORPORATED

Segment Sales and Segment EBITDA (Unaudited)

For the Nine Months Ended September 30, 2024 and 2023

	Nine Months Ended
	September 30,
(In millions)	2024	2023
Sales
Light Vehicle	$3,263	$3,112
Commercial Vehicle	1,545	1,583
Off-Highway	2,154	2,423
Power Technologies	987	943

Total Sales	$7,949	$8,061

Segment EBITDA
Light Vehicle	$229	$190
Commercial Vehicle	66	74
Off-Highway	334	359
Power Technologies	75	70

Total Segment EBITDA	704	693
Corporate expense and other items, net	(5)	(4)

Adjusted EBITDA	$699	$689

DANA INCORPORATED

Reconciliation of Segment and Adjusted EBITDA to Net Income (Unaudited)

For the Three Months Ended September 30, 2024 and 2023

	Three Months Ended
	September 30,
(In millions)	2024	2023
Segment EBITDA	$233	$242
Corporate expense and other items, net	(1)

Adjusted EBITDA	232	242
Depreciation	(97)	(101)
Amortization	(5)	(6)
Non-service cost components of pension and OPEB costs	(8)	(4)
Restructuring charges, net	(24)	(17)
Stock compensation expense	(7)	(5)
Strategic transaction expenses	(1)	(2)
Loss on sale of property, plant and equipment		(1)
Distressed supplier costs		(14)
Adjustment of loss on disposal group previously held for sale	4
Other items	(6)	(1)

Earnings before interest and income taxes	88	91
Interest income	4	5
Interest expense	40	41

Earnings before income taxes	52	55
Income tax expense	43	33
Equity in earnings of affiliates	2	3

Net income	$11	$25

DANA INCORPORATED

Reconciliation of Segment and Adjusted EBITDA to Net Income (Unaudited)

For the Nine Months Ended September 30, 2024 and 2023

	Nine Months Ended
	September 30,
(In millions)	2024	2023
Segment EBITDA	$704	$693
Corporate expense and other items, net	(5)	(4)

Adjusted EBITDA	699	689
Depreciation	(304)	(287)
Amortization	(16)	(17)
Non-service cost components of pension and OPEB costs	(14)	(10)
Restructuring charges, net	(41)	(21)
Stock compensation expense	(21)	(19)
Strategic transaction expenses	(5)	(4)
Loss on sale of property, plant and equipment	(5)	(1)
Distressed supplier costs		(26)
Loss on disposal group previously held for sale	(26)
Other items	(5)	1

Earnings before interest and income taxes	262	305
Loss on extinguishment of debt		(1)
Interest income	10	14
Interest expense	118	114

Earnings before income taxes	154	204
Income tax expense	134	118
Equity in earnings of affiliates	7	6

Net income	$27	$92

DANA INCORPORATED

Reconciliation of Net Income Attributable to the Parent Company to Adjusted Net Income Attributable to the Parent Company and Diluted Adjusted EPS (Unaudited)

For the Three Months Ended September 30, 2024 and 2023

	Three Months Ended
	September 30,
(In millions, except per share amounts)	2024	2023
Net income attributable to the parent company	$4	$19
Items impacting income before income taxes:
Amortization	5	5
Restructuring charges, net	24	17
Strategic transaction expenses	1	2
Distressed supplier costs		14
Adjustment of loss on disposal group previously held for sale	(4)
Other items	3	2
Items impacting income taxes:
Net income tax expense on items above	(15)	(16)

Adjusted net income attributable to the parent company	$18	$43

Diluted shares - as reported	145.1	144.7
Adjusted diluted shares	145.1	144.7
Diluted adjusted EPS	$0.12	$0.30

DANA INCORPORATED

Reconciliation of Net Income Attributable to the Parent Company to Adjusted Net Income Attributable to the Parent Company and Diluted Adjusted EPS (Unaudited)

For the Nine Months Ended September 30, 2024 and 2023

	Nine Months Ended
	September 30,
(In millions, except per share amounts)	2024	2023
Net income attributable to the parent company	$23	$77
Items impacting income before income taxes:
Amortization	15	15
Restructuring charges, net	41	21
Strategic transaction expenses	5	4
Distressed supplier costs		26
Loss on disposal group previously held for sale	26
Other items		2
Items impacting income taxes:
Net income tax expense on items above	(34)	(26)
Income tax expense attributable to various discrete tax matters	24	14

Adjusted net income attributable to the parent company	$100	$133

Diluted shares - as reported	145.0	144.5
Adjusted diluted shares	145.0	144.5
Diluted adjusted EPS	$0.69	$0.92

Value Others | Inspire Innovation | Grow Responsibly | Win Together October 30, 2024 2024 Third-Quarter Earnings Conference Call

Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason. Safe Harbor Statement

Craig Barber Senior Director, Investor Relations and Corporate Communications Introduction James Kamsickas Chairman and Chief Executive Officer Business Review Timothy Kraus Senior Vice President and Chief Financial Officer Financial Review Agenda

Q3 Financial Results Highlights sales $2.5 billion $193 million from prior year margin 9.4 percent adjusted EBITDA $232 million Key Highlights $10 million from prior year 30 bps from prior year Conversion on traditional organic sales supports full-year margin Variable and fixed improvements Further weaking demand for EVs & ICE vehicle programs Lower off-highway equipment demand Maintained FCF guidance Lower capex requirements Company-Wide Efficiency and Cost-Savings Actions Driving Higher Margins Maintained returns on lower market demand End-market demand Company-wide efficiency

Continuous Margin Improvement Differentiating customer satisfaction Company-wide efficiencies Overall business execution See appendix for comments regarding the presentation of non-GAAP measures. Year-Over-Year Adjusted EBITDA % First Quarter Second Quarter Third Quarter Driven by… In-house e-Capabilities: THREE CONSECUTIVE YEARS, CONSISTENT QUARTERLY MARGIN IMPROVEMENT e-Propulsion e-Thermal While concurrently establishing…

Dana Operating Priorities Lower Cost Structure Soft End-Market Demand 2025 Early Expectations 2024 End-Market Outlook Construction Mining Light Truck Heavy-Duty Truck Medium-Duty Truck Agriculture Softening Softening No Change Softening 2nd Half Softening 2nd Half Softening Market Compared to ‘23 Update Business Environment Disciplined approach and balanced growth Continue leveraging synergies and scale across all businesses Optimize manufacturing capabilities and locations to meet ICE, PHEV, and EV demand Prudent use of capital to support new business growth Tempered EV Demand

Lamborghini Revuelto Modular High-Performance Hybrid 8-Speed Dual-Clutch Transmission and Thermal Management

Financial Review

Lower sales driven by weakening market demand for electric vehicles, commercial trucks, off-highway equipment, and certain light-truck programs, as well as currency impacts and lower commodity recoveries Increased production efficiency and company-wide cost improvement actions drove higher profitability Adjustment loss on business previously held for sale Net income impacted primarily by higher tax expense ($ in millions, except EPS) Q3 ‘24 Q3 ‘23 Change YTD ‘24 YTD ‘23 Change Sales $2,476 $2,669 $(193) $7,949 $8,061 $(112) Adjusted EBITDA 232 242 (10) 699 689 10 Margin 9.4% 9.1% 30 bps 8.8% 8.5% 30 bps Loss on Business Held for Sale 4 4 (26) (26) EBIT 88 91 (3) 262 305 (43) Interest Expense, Net 36 36 108 100 8 Income Tax Expense 43 33 10 134 118 16 Net Income (attributable to Dana) 4 19 (15) 23 77 (54) GAAP Diluted EPS $0.03 $0.13 $(0.10) $0.16 $0.53 $(0.37) Diluted Adjusted EPS $0.12 $0.30 $(0.18) $0.69 $0.92 $(0.23) Operating Cash Flow 35 112 (77) 148 198 (50) Changes from Prior Year 2024 Q3 and YTD Financial Results Margin Improvement in Challenging Demand Environment See appendix for comments regarding the presentation of non-GAAP measures

2024 Q3 Sales and Profit Changes

- Lower organic sales driven by reduced demand, partially offset by new business and market share gains
- Company-wide cost improvement actions drove profit growth despite organic sales headwinds
- Business execution and production efficiency offsetting inflation
- Decreased demand for EVs driving lower sales
- Positive contribution of current EV programs offset by development spending.
- Lower commodity costs resulted in lower sales recoveries; profit benefit of lower input cost is more than offset by the cost true-ups with customers

Sales



$2,669M
($103M)
($54M)
($2M)
($15M)
($19M)
$2,476M
2023
Traditional Organic
EV Organic
Divestiture
Currency
Commodities
2024

Adjusted EBITDA



$242M
$22M
($25M)
$0M
($1M)
($6M)
$232M
9.1% Margin
~125 bps
~(75) bps
~0 bps
~0 bps
~(20) bps
9.4% Margin
2023
Traditional Organic
EV Organic
Divestiture
Currency
Commodities
2024

See appendix for comments regarding the presentation of non-GAAP measures

Strong Performance Driven by End-to-End Business Execution

© 2024 Dana

10

2024 Q3 Free Cash Flow Higher cash taxes due to timing of payments and jurisdictional mix Working capital requirements increased primarily due higher inventory Reduced capital spending required to support new business backlog and replacement business due to a more normal launch cadence and timing of investment for future EV programs 1 Includes costs associated with business acquisitions and divestitures and restructuring. 2 Changes in working capital relating to interest, taxes, restructuring, and transaction costs are included in those respective categories. See appendix for comments regarding the presentation of non-GAAP measures. Changes from Prior Year ($ in millions) Q3 ‘24 Q3 ‘23 Change Adjusted EBITDA $ 232 $ 242 $(10) One-Time Costs1 (9) (6) (3) Interest, Net (43) (26) (17) Taxes (72) (38) (34) Working Capital / Other² (73) (60) (13) Capital Spending (46) (117) 71 Free Cash Flow $(11) $(5) $(6) Lower Capital Spending and Continued Focus on Working Capital

2024 FY Financial Guide

- Lower sales driven by lower end-market demand in 2nd half
- Weakening demand for electric vehicles driving lower sales compared to prior outlook
- Company-wide efficiency improvements and cost-savings actions driving higher profit and margins compared to last year
- YOY free cash flow improvement driven by higher profit and lower capital spending

Guidance Ranges

	Range	Guidance	Change from Prior Guide	Change from Prior Year
Sales	±$100M	~$10,300M	-$400M	-$255M
Adjusted EBITDA	±$20M	~$875M	-$50M	+$30M
Implied Profit Margin		*~8.4% - 8.6%*		+50 bps
Free Cash Flow	±$10M	~$100M		+$125M
Diluted EPS	±$0.10	~$0.15		-$0.11
Diluted Adjusted EPS	±$0.10	~$0.85		+$0.01

See appendix for comments regarding the presentation of non-GAAP measures

End-to-End Execution and Improved Operating Environment Driving Margin Growth

© 2024 Dana

12

2024 FY Sales and Profit Changes

- Organic growth impacted by lower end-market demand in 2nd half
- Margin benefiting from improved efficiencies and cost savings actions
- Positive profit contribution on EV sales offset by investment in new program development costs
- Translation of foreign currency expected to be slight headwind to sales
- Lower commodity costs resulting in lower sales recoveries; profit benefit of lower input cost is more than offset by the cost true-ups with customers



Sales
$10,555
~($115M)
~($35M)
~($5M)
~($40M)
~($60M)
~$10,300M
2023
Traditional Organic
EV Organic
Divestiture
Currency
Commodities
2024 Target



Adjusted EBITDA
~$140M
$845
~($65M)
~$0M
~($5M)
~($40M)
~$875M
8.0% Margin
~140 bps
~(60) bps
~0 bps
~0 bps
~(30) bps
8.5% Margin
2023
Traditional Organic
EV Organic
Divestiture
Currency
Commodities
2024 Target

See appendix for comments regarding the presentation of non-GAAP measures

© 2024 Dana

13

Profit Driven by Company-Wide Efficiencies and Cost Savings Actions

2024 FY Free Cash Flow Maintaining full-year guidance due to lower capital spending Higher profit and lower capital investment requirements driving improvement over last year Increase in net interest payments due to higher rates and payment timing from refinancing 1 Includes costs associated with business acquisitions and divestitures and restructuring. 2 Changes in working capital relating to interest, taxes, restructuring, and transaction costs are included in those respective categories. See appendix for comments regarding the presentation of non-GAAP measures. Changes from Prior Year ($ in millions) 2024 2023 Change Adjusted EBITDA $~875 $ 845 $~30 One-Time Costs1 (40) (20) (20) Interest, Net (150) (116) (35) Taxes (170) (148) (20) Working Capital / Other² (40) (85) 45 Capital Spending (375) (501) 125 Free Cash Flow $~100 $(25) $~125 Positive Free Cash Flow Driven by Higher Profit, Lower Capex

Appendix

See appendix for comments regarding the presentation of non-GAAP measures 10.3% 10.1% 6.3% 13.5% 11.9% Light Vehicle Drive Systems Commercial Vehicle Drive and Motion Systems Off-Highway Drive and Motion Systems Power Technologies Sales Adjusted EBITDA 10.3% 10.1% Sales Adjusted EBITDA 10.3% Sales Adjusted EBITDA 10.3% Sales Adjusted EBITDA 6.9% 7.6% 14.9% 16.4% 5.4% 5.3% 9.0% 8.1% 2024 Q3 Sales and Profit Change by Segment

Segment Profiles CUSTOMER SALES REGIONAL SALES Light Vehicle Drive Systems Commercial Vehicle Drive and Motion Systems Off-Highway Drive and Motion Systems Power Technologies Year to Date 9/30/2024 Year to Date 9/30/2024 Year to Date 9/30/2024 Year to Date 9/30/2024 * Includes sales to systems integrations for driveline products that support Stellantis vehicles

Diluted Adjusted EPS

Segment Data

Segment Data Continued

Cash Flow

Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income (loss) before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings (loss) before income taxes, net income (loss) or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Adjusted net income (loss) attributable to the parent company is a non-GAAP financial measure which we have defined as net income (loss) attributable to the parent company, excluding any discrete income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to net income (loss) attributable to the parent company reported by other companies. Adjusted net income (loss) attributable to the parent company is neither intended to represent nor be an alternative measure to net income (loss) attributable to the parent company reported in accordance with GAAP. Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income (loss) attributable to the parent company divided by adjusted diluted shares. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income (loss) attributable to the parent company. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported in accordance with GAAP. Free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment. We believe free cash flow is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow is not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported in accordance with GAAP. Free cash flow may not be comparable to similarly titled measures reported by other companies. The accompanying financial information provides reconciliations of adjusted EBITDA, diluted adjusted EPS and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income (loss) and diluted EPS. Providing net income (loss) and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income (loss) and diluted EPS, including restructuring actions, asset impairments and certain income tax adjustments. The accompanying reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance. Non-GAAP Financial Information